DBS Live more, Bank less

PRIVATE & CONFIDENTIAL

Relationship Manager: Mr Kaden Ang
Contact No: 6878 5450

10 Jul 2019

ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD
101 Tuas South Avenue 2
Singapore 637226

Attn: Mr Quek Leng Chuang

Dear Sirs

BANKING FACILITY(IES)

1. We refer to our facility letter dated 25 Jul 2018 (the "Existing Facility Letter").

2. We wish to inform you that the facility(ies) offered to you shall be revised as follows (collectively, the "Facility(ies)") with immediate effect:

FACILITY(IES)

		EXISTING LIMITS (S$)	REVISED LIMITS (S$)
(a)	**UNCOMMITTED FACILITIES**		
(i)	Revolving Credit Facility I	1,000,000/-	-
(ii)	Letters of Guarantee I ("LG I") Facility	700,000/-	700,000/-
(b)	**COMMITTED FACILITIES**	**EXISTING LIMITS (S$)**	**REVISED LIMITS (S$)**
(i)	Term Loan I ("TL I")	6,300,000/-	6,300,000/-

3. Save and except as varied above, all other terms and conditions governing the Facility(ies) as stipulated in the Existing Facility Letter shall remain unchanged and continue in full force and effect.

4. This letter serves as notification of our agreement as set out above and no further action is required from you. By continuing to utilise the Facility(ies) after the date of this letter, you have signified your acceptance and agreement to be bound by the terms and conditions set out in this letter.

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

06-18-008 (05/2018) AW
Co. Reg. No. 196800306E

DBS Live more, Bank less

ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD
BANKING FACILITY(IES)
10 Jul 2019

We are pleased to be of service to you.

Yours faithfully

QUEK HUAY MIN
SENIOR VICE PRESIDENT
INSTITUTIONAL BANKING GROUP

cc Quek Leng Chuang
Siva Kumar S/O Avadiar

BSU/SC/LLH
00000030430-0000-SG (01)

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

06-18-008 (05/2018) AW
Co. Reg. No. 196800306E

CUSTOMER'S COPY

PRIVATE & CONFIDENTIAL

Relationship Manager: Mr Kaden Ang
Contact No: 6878 5450

25 Jul 2018

ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD
101 Tuas South Avenue 2
Singapore 637226

Attn: Mr Quek Leng Chuang

Dear Sirs

BANKING FACILITY(IES)

We refer to our facility letter dated 7 Aug 2017 and are pleased to offer you the following revised banking facility(ies) (collectively, the "Facility(ies)") upon the revised terms and conditions set out in this facility letter. Upon our receipt of your acceptance of this facility letter, this facility letter shall supersede the said facility letter previously given by us to you which shall be treated as cancelled.

1.1 **FACILITY(IES)**

		EXISTING LIMITS (S$)	REVISED LIMITS (S$)
(a)	**UNCOMMITTED FACILITIES**		
(i)	Revolving Credit Facility I ("RCF I")	1,000,000/-	1,000,000/-
(ii)	Letters of Guarantee I ("LG I") Facility	200,000/-	700,000/-
(b)	**COMMITTED FACILITIES**	**EXISTING LIMITS (S$)**	**REVISED LIMITS (S$)**
(i)	Term Loan I ("TL I")	6,300,000/-	6,300,000/-

2.1 **PRICING AND TERMS**

Unless otherwise provided herein, any commission(s) on the Facility(ies) will be charged at our standard rate prevailing from time to time. The commission is payable in one lump sum in advance on or before the date of issue of the relevant instrument and shall be non-refundable once paid.

RCF I	Term: The Term for each drawing shall be 1, 3 or 6 months or any other period as agreed to by us Interest: The prevailing 1, 3 or 6-month SIBOR plus 2.00% per annum and payable in arrears on the last day of the Term relating to the drawing

DBS Bank Ltd
SME Banking
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care:
1800.222 2200
65.6222 2200
Fax : 65.6878 6444
Telex : RS 24455
SWIFT Dest : DBSSSGSG
www.dbs.com

	Drawing: Upon 3 Business Days' prior written notice of drawdown. Repayment: Each drawing shall be repaid in full on the last day of the Term relating to such drawing unless otherwise agreed by us. Provided that if such day is not a Business Day, payment shall be made on the next succeeding Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not). Prepayment: Allowed in whole or in part and subject to payment of break funding costs (if any).

LG I	Purpose: For issuance of guarantee to Energy Market Company Pte Ltd. Tenor: Up to 1 year Conditions: • Each bank guarantee shall be for such amount and period, on such terms and conditions and issued in favour of such party(ies) as we may, in our absolute discretion, approve and accept. • Each bank guarantee shall be issued/renewed/varied subject to such terms and conditions, including, without limitation, the terms and conditions in our application and indemnity forms. All applications must be made on relevant application and indemnity forms.

TL I	Purpose: Already disbursed to finance the construction of the proposed erection of a single user 1-storey factory with Part 3 storey ancillary office at 101 Tuas South Avenue 2 Singapore 637226 ("Property I"). Property I shall continue to be for your own business use.

DBS Bank Ltd
SME Banking
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care:
1800.222 2200
65.6222 2200
Fax : 65.6878 6444
Telex : RS 24455
SWIFT Dest : DBSSSGSG
www.dbs.com

ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD
BANKING FACILITY(IES)
25 Jul 2018

Interest Rate **(Revised)**:

Interest Period (3 months)	Interest Rate (per annum) - daily rests
1st interest period*	The prevailing 3–month SIBOR plus 0.98%
2nd to 8th interest periods	The prevailing 3–month SIBOR plus 0.98%
9th interest period and thereafter	The prevailing 3–month SIBOR plus 3.00%

* The commencement of interest rate shall be with effect from a date to be notified by us in writing ("Conversion Date") after your acceptance of this letter. Prior to the Conversion, the existing interest rate shall continue to apply.

Tenor: 7 years (excluding the Interest Servicing Period (hereinafter defined)).

Repayment: You are required:

(i) to service interest monthly until the issuance of TOP ("Interest Servicing Period"); and

(ii) upon the expiry of the Interest Servicing Period, to pay 83 equal monthly principal payments of S$52,500/- and a final bullet principal payment of S$1,942,500/- up to the expiry of the remaining tenor. We will notify you of the monthly interest payment and instalment amount and each change thereof (including any change in the applicable interest rate) as well as the commencement date(s).

Prepayment: Allowed in whole or in part, subject to prepayment notice required and payment of prepayment fee at a flat fee of 1.50% on the principal amount prepaid over and above breakfunding costs (if any) if any prepayment is made within 2 years from Conversion Date.

DBS Bank Ltd
SME Banking
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care:
1800.222 2200
65.6222 2200
Fax : 65.6878 6444
Telex : RS 24455
SWIFT Dest : DBSSSGSG
www.dbs.com

Annual Fee (for administrative purposes)	S$1,000/- (or such other amount as we may specify from time to time) is payable by you on the 15th of August each year and will be debited from your current account with us
Insurance Administrative Fee	S$250/- per annum (or such other amount as we may specify from time to time) is payable by you in respect of each property mortgaged to us, where the insurance policy for the property is taken up and for so long as it is maintained with an insurance company other than Chubb Insurance Singapore Limited, and such annual fee shall be debited from your current account maintained with us.

- We shall be entitled to vary the interest rate /Discount Rate /commission (where applicable) from time to time by notification to you.

- Where interest rate is pegged to SIBOR, it is quoted on the condition that the relevant benchmark rate will not be determined to be lower than our Cost of Funds for the same applicable Interest Period as determined by us in a commercially reasonable manner. If the relevant benchmark rate is determined to be lower than our Cost of Funds for the same applicable Interest Period, the interest rate for that Interest Period shall be charged at our Cost of Funds plus the applicable agreed margin.

3.1 SECURITIES

The Facility(ies) together with all other moneys, obligations and liabilities which may be due, owing or payable by you to us from time to time shall be secured by the following securities:

- Mortgage: The existing first legal mortgage over Property I.

  If no separate title is issued for Property I, the existing deed(s) of assignment of all rights, title, interest, licences and remedies under the sale and purchase agreement(s) / building agreement(s) / agreement(s) for lease relating to Property I together with mortgage(s)-in-escrow to be perfected as first legal mortgage(s) of Property I.

- Guarantee: The existing joint and several personal guarantee dated 24 Oct 2014 from Siva Kumar S/O Avadiar and Quek Leng Chuang (collectively, the "Guarantors"). In this connection, the Guarantors shall confirm their agreement to continue to stand as guarantors by signing and returning to us the confirmation in this facility letter.

DBS Bank Ltd
SME Banking
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care:
1800 222 2200
65 6222 2200
Fax : 65 6878 6444
Telex : RS 24455
SWIFT Dest : DBSSSGSG
www.dbs.com

ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD
BANKING FACILITY(IES)
25 Jul 2018

4.1 **CONDITIONS PRECEDENT**

(a) Unless otherwise determined by us, the Facility(ies) will be available for your utilisation only after we have received and found satisfactory:-

- this facility letter duly accepted by your authorised signatories and the Guarantors;

- certified true extract by a Director and Company Secretary of your board of directors' resolutions or such other equivalent document(s) accepting this facility letter;

- copy of written confirmation of JTC that:

  (i) there is no breach of any term and condition of the lease /building agreement / agreement for lease (whichever is applicable) relating to Property I;

  (ii) no demand or legal action has been made or commenced against the mortgagor in respect of Property I; and

  (iii) the lease term of Property I is 17 years commencing from 1 Dec 2013. In the event that the lease term for Property I is reduced or pro-rated for any reason whatsoever, we reserve the right, without prejudice to all other rights that we may have under the terms hereof, to reduce the tenor and/or financing quantum accordingly;

- all legal and security documents duly executed together with notices of assignment, where required; and

- insurance policies, cover notes and insurance premium receipts and such other documentation (whether legal, security or otherwise), confirmation of the fulfilment of such other requirements (including stamping, registration and other conditions precedent) as may be required by us.

(b) Our obligation to advance any moneys or to incur any liabilities pursuant to this facility letter is subject to the further condition that on the date of the relevant drawdown notice and on each relevant drawdown or transaction date, there being no event or circumstances which could affect our decision or willingness to advance any moneys or to incur any liabilities pursuant to this facility letter.

DBS Bank Ltd
SME Banking
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care:
1800.222 2200
65.6222 2200
Fax : 65.6878 6444
Telex : RS 24455
SWIFT Dest : DBSSSGSG
www.dbs.com

5.1 **OTHER CONDITIONS**

- Loan-To-Value Ratio: The Facility(ies) and all sums which are owing to us thereunder shall not at any time exceed 70% of the market value of Property I as determined by us or valuers acceptable to us ("Loan-To-Value Ratio" or "LTV"). In the event that the LTV exceeds 70%, you shall provide additional collateral acceptable to us and/or reduce the outstanding amount(s) under the Facility(ies) to restore the LTV.

- Insurance: You are required to insure and take up such insurance policies as required by us with Chubb Insurance Singapore Limited or any other insurance company acceptable to us according to the Insurance Guide attached.

- Right of Review: We reserve the right to review the Uncommitted Facilities from time to time. Upon such review, we will have the right at our sole discretion, notwithstanding any inconsistent provision in this facility letter or any other document, to immediately cancel, reduce or vary the Uncommitted Facilities and all further utilisation of the Uncommitted Facilities and/or to demand immediate repayment of all monies and liabilities owing to us under the Uncommitted Facilities (whether actual or contingent).

- We will also have the right to demand payment from you of all monies that we are liable under all letters of guarantee issued under the Uncommitted Facilities, notwithstanding that the beneficiaries under the letters of guarantee have not made any claim on us and/or require you to procure the complete and unconditional release of all letters of guarantee issued by us.

- You shall maintain your operating account with us.

- The Facility(ies) shall also be subject to such other terms and conditions customary for financing of this nature and legal documentation required by and acceptable to us.

6.1 **STANDARD TERMS AND CONDITIONS**

The enclosed Standard Terms And Conditions Governing Facilities And Transactions and all addendums / supplements thereto ("**Standard Conditions**") shall apply to the Facility(ies). In the event of inconsistency, this facility letter shall prevail. Terms used in this facility letter shall have the meaning as defined in the Standard Conditions.

DBS Bank Ltd
SME Banking
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care:
1800.222 2200
65.6222 2200
Fax : 65.6878 6444
Telex : RS 24455
SWIFT Dest : DBSSSGSG
www.dbs.com

06-18-008 (06/2015) AW
Co. Reg. No. 196800306E

ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD
BANKING FACILITY(IES)
25 Jul 2018

Should the above offer meet with your acceptance, please return the duplicate of this facility letter duly signed and all required documents to us. This offer shall lapse if it is not accepted within 14 days from the date of this letter unless otherwise extended by us.

We are pleased to be of service to you.

Yours faithfully

QUEK HUAY MIN
SENIOR VICE PRESIDENT
INSTITUTIONAL BANKING GROUP

DBS Bank Ltd
SME Banking
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care:
1800.222 2200
65.6222 2200
Fax : 65.6878 6444
Telex : RS 24455
SWIFT Dest : DBSSSGSG
www.dbs.com

ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD
BANKING FACILITY(IES)
25 Jul 2018

ACCEPTANCE

I/We hereby confirm acceptance of the offer of the Facility(ies) on the terms and conditions as stated in the facility letter. I/We also confirm that I/we have obtained independent legal advice in respect of the transactions contemplated under or in connection with the facility letter and the security documents specified in the facility letter.

Additionally, by signing and accepting this facility letter, I/we confirm that I/we have read, fully understood and accept the Standard Conditions (in particular, the provisions relating to the collection, processing, use and disclosure of personal data).

I/We enclose a certified true extract of my/our board resolutions or (in the case of an entity other than a company) certified true copies of equivalent documents evidencing my/our acceptance of the above offer.

I/We authorise you to debit my/our DBS Current account no(s): ______________________
for the monthly instalments payable as well as interest, fees, insurance premiums, expenses or such other sums that may be payable in connection with the Facility(ies) as stated in the facility letter

For and on behalf of
ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD

Name(s) : Siva Kumar S/o Avadiar
Designation(s) :
Date :

DBS Bank Ltd
SME Banking
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care:
1800 222 2200
65 6222 2200
Fax : 65 6878 6444
Telex : RS 24455
SWIFT Dest : DBSSSGSG
www.dbs.com

06-18-008 (06/2015) AW
Co. Reg. No. 196800306E

ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD
BANKING FACILITY(IES)
25 Jul 2018

CONFIRMATION BY EXISTING GUARANTORS

I/We confirm that the guarantee dated 24 Oct 2014 (the "**Guarantee**") executed by me/us in your favour shall extend to cover and secure the Facility(ies) in accordance with the above terms and conditions and continue to apply in full force and effect.

I/We authorise and give you consent to conduct credit checks on me/us (including but not limited to checks with any credit bureau) and to obtain and verify and/or disclose or release any information relating to me/us, the Guarantee, my/our personal data and/or any of my/our account(s) with you from or to any party or source as you may from time to time deem fit at your own discretion and without any liability or notice to me/us for the purposes specified in the Guarantee and for any and all the purposes stated in the DBS Privacy Policy, available at www.dbs.com/privacy and as may be amended, supplemented and/or substituted from time to time. I/We confirm that I/we have read, fully understood and accept the DBS Privacy Policy relating to the collection, processing, use and collection of personal data and further agree as follows:

1. **The DBS Privacy Policy is incorporated by reference into and forms part of this confirmation. The DBS Privacy Policy shall apply to all personal data (as defined by the Personal Data Protection Act 2012) provided by me/us or otherwise collected by you from any other sources or in the course of my/our relationship with you or any of your affiliates and I/we hereby consent to the collection, processing, use and disclosure of personal data in accordance therewith.**

2. **If I/we provide you with personal data of any individual (including, where applicable, my/our directors, partners, office holders, officers, employees, agents, shareholders and beneficial owners), I/we undertake, represent and warrant to you that I/we have obtained such individual's consent for, and hereby consent on behalf of such individual to, the collection, processing, use and disclosure of his/her personal data by me/us in accordance with the DBS Privacy Policy.**

3. **In the event of any conflict or inconsistency between confirmation and the DBS Privacy Policy, the former shall prevail.**

DBS Bank Ltd
SME Banking
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care:
1800.222 2200
65.6222 2200
Fax : 65.6878 6444
Telex : RS 24455
SWIFT Dest : DBSSSGSG
www.dbs.com

06-18-008 (06/2015) AW
Co. Reg. No. 196800306E

ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD
BANKING FACILITY(IES)
25 Jul 2018

4. **Any consent given pursuant to this confirmation in relation to personal data shall survive death, incapacity, bankruptcy or insolvency of any such individual and the termination or expiration of the Guarantee.**

Name : Siva Kumar S/O Avadiar
NRIC No : S7470455G
Date : 07/08/2018

Name : Quek Leng Chuang
NRIC No : S1744488C
Date : 07/08/2018

DBS Bank Ltd
SME Banking
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care:
1800 222 2200
65 6222 2200
Fax : 65 6878 6444
Telex : RS 24455
SWIFT Dest : DBSSSGSG
www.dbs.com

06-18-008 (06/2015) AW
Co. Reg. No. 196800306E

Certified True Extract of Resolutions Passed By the Board of Directors of

ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD **("the Company")**

on ______________
(Date)

ACCEPTANCE OF BANKING FACILITY(IES)

RESOLVED THAT:

(1) The Company accepts the offer of banking facility(ies) (the "Facility(ies)") from DBS Bank Ltd. (the "Bank") on the terms and conditions of the Bank's facility letter dated 25 Jul 2018 (the "Facility Letter") (as may be amended, varied, supplemented and/or replaced from time to time).

(2) Any __________ *(insert number)* of the following persons (collectively, the "Authorised Signatories") be authorised to do the following things in the Company's name and for and on behalf of the Company (which persons are and will be so authorised until the Bank receives a certified copy of the board resolution of the Company providing otherwise):

Name of Authorised Signatories	Designation	Specimen Signature*

[specimen signatures not required where Authorised Signatories named are existing authorised signatories to the company's accounts maintained with DBS]

(i) to negotiate, accept, sign, and deliver to the Bank the Facility Letter and any letter, agreement, form, notice or other documents required by the Bank or expedient in relation to the Facility(ies) (collectively "Documents");

(ii) to negotiate and accept any future revision or variation of the Facility(ies) and any future amendment, supplement or replacement of the Facility Letter and/or any of the Documents (which acceptance shall be conclusively evidenced by the signature(s) of the Authorised Signatory(ies)); and

(iii) without prejudice to any of the Company's existing mandate to the Bank, to instruct and authorise the Bank to debit the Company's DBS Current account specified in the Facility Letter for the monthly instalments as well as interests, fees, insurance premiums, expenses and such other sums that may be payable in connection with the Facility(ies) as contemplated in the Facility Letter and any Documents.

(3) The Common Seal of the Company be affixed to any deed, instrument or document as may be required in connection with the Facility(ies), the collateral and/or supports in accordance with the Articles of Association/Constitution of the Company.

CERTIFIED AS TRUE EXTRACT AND CONFIRMED THAT THE RESOLUTIONS HAVE BEEN ADOPTED AND HAVE NOT BEEN RESCINDED, MODIFIED OR SUPERSEDED

Please Sign → ....

*Signature & Name of *Chairman / Director*

Please Sign → ....

*Signature & Name of * Director / Secretary*

* *Delete where inapplicable*

Certified True Extract of Resolutions Passed By the Board of Directors of

ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD **("the Company")**

on ______________
(Date)

ACCEPTANCE OF BANKING FACILITY(IES)

RESOLVED THAT:

(1) The Company accepts the offer of banking facility(ies) (the "Facility(ies)") from DBS Bank Ltd. (the "Bank") on the terms and conditions of the Bank's facility letter dated 25 Jul 2018 (the "Facility Letter") (as may be amended, varied, supplemented and/or replaced from time to time).

(2) Any one (1) *(insert number)* of the following persons (collectively, the "Authorised Signatories") be authorised to do the following things in the Company's name and for and on behalf of the Company (which persons are and will be so authorised until the Bank receives a certified copy of the board resolution of the Company providing otherwise):

Name of Authorised Signatories	Designation	Specimen Signature*
Quek Leng Chuang	Director	[signature]
Siwakumar S/o Avadiar	Director	[signature]

****[specimen signatures not required where Authorised Signatories named are existing authorised signatories to the company's accounts maintained with DBS]***

(i) to negotiate, accept, sign, and deliver to the Bank the Facility Letter and any letter, agreement, form, notice or other documents required by the Bank or expedient in relation to the Facility(ies) (collectively "Documents");

(ii) to negotiate and accept any future revision or variation of the Facility(ies) and any future amendment, supplement or replacement of the Facility Letter and/or any of the Documents (which acceptance shall be conclusively evidenced by the signature(s) of the Authorised Signatory(ies)); and

Date: 24 August 2018

JTC Corporation
Land and Standard Factory Department
The JTC Summit
8 Jurong Town Hall Road
Singapore 609434

Dear Sir

MORTGAGE OVER 101 Tuas South Avenue 2, Singapore 637226
(the "JTC Property")

We are the owner/lessee of the JTC Property and we have mortgaged the JTC Property to DBS Bank Ltd. as security for the banking facilities extended by DBS Bank Ltd. to *us / ______________________
vide their facility letter dated 25 July 2018.

As a requirement under the facility letter, we require your confirmation on the following in respect of the JTC Property:

(a) there is no breach of any term and condition of the lease / building agreement / agreement for lease (whichever is applicable) relating to the JTC Property;

(b) no demand or legal action has been made or commenced against the mortgagor in respect of the JTC Property; and

(c) the lease term of the JTC Property is 17 years commencing from 01 Dec 2013.

We would be grateful if you can forward your confirmation to DBS Bank Ltd. via e-mail at servicesupport@dbs.com as soon as possible.

We would also be grateful if you could inform DBS Bank Ltd. if there is any change to your reply after you provided your confirmation.

Thank you

Yours faithfully
For and on behalf of ______________________

Mr Quek Leng Chuang Mr Sivakumar Alladiar
Name(s) of authorised signatory(ies)

* If the mortgagor = borrower, leave the space blank
If the mortgagor ≠ borrower, strike off "us" and insert the name of the borrower in the space

\# No need letter head

Date: 24/08/2018

JTC Corporation
Land and Standard Factory Department
The JTC Summit
8 Jurong Town Hall Road
Singapore 609434

Dear Sir

MORTGAGE OVER ______________________________
(the "JTC Property")

We are the owner/lessee of the JTC Property and we have mortgaged the JTC Property to DBS Bank Ltd. as security for the banking facilities extended by DBS Bank Ltd. to *us / ______________________________
vide their facility letter dated 25/07/2018 : → Kaden said latest to date

As a requirement under the facility letter, we require your confirmation on the following in respect of the JTC Property:

(a) there is no breach of any term and condition of the lease / building agreement / agreement for lease (whichever is applicable) relating to the JTC Property;

(b) no demand or legal action has been made or commenced against the mortgagor in respect of the JTC Property; and

(c) the lease term of the JTC Property is 17 years commencing from ____________. 01/12/2013

We would be grateful if you can forward your confirmation to DBS Bank Ltd. via e-mail at servicesupport@dbs.com as soon as possible.

We would also be grateful if you could inform DBS Bank Ltd. if there is any change to your reply after you provided your confirmation.

Thank you

Yours faithfully
For and on behalf of ______________________________

Y Y

____
Name(s) of authorised signatory(ies)

* If the mortgagor = borrower, leave the space blank
If the mortgagor ≠ borrower, strike off "us" and insert the name of the borrower in the space

My Properties

Renew | Change of Use | Terminate | Use as Registered Address | Transfer Tenancy | Assign Lease

Total Properties: 2

Site Address	Allocation Type	Commencement Date	Expiry Date
62 TUAS SOUTH STREET 5 S637802	Lease	01 Apr 2008	31 Mar 2038
L8201305016 Tuas South Avenue 2/5	Lease	01 Dec 2013	30 Nov 2030

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